Exhibit 10.2

EIGHTH LEASE AMENDMENT

between

MET PARK WEST IV, LLC

and

TARGETED GENETICS CORPORATION

This Eighth Lease Amendment (this “Amendment”) is dated for reference purposes as of November 11, 2008, by and between MET PARK WEST IV, L.L.C., a Delaware limited liability company (“Landlord” or “Lessor”), and TARGETED GENETICS CORPORATION, a Washington corporation (“Tenant” or “Lessee”).

1. Recitals.

1.1 Lease. Tenant and Benaroya Capital Company, LLC, a Washington limited liability company, the predecessor-in-interest to Landlord, entered into that certain Office Lease dated October 7, 1996, as subsequently amended by that certain (i) First Lease Amendment dated October 7, 1996, (ii) Second Lease Amendment dated February 25, 2000, (iii) Third Lease Amendment dated April 19, 2000, (iv) Fourth Lease Amendment dated March 28, 2001, (v) Fifth Lease Amendment dated January 8, 2004, (vi) Sixth Lease Amendment dated April 1, 2006 (the “Sixth Amendment”), and (vii) Seventh Lease Amendment dated June 7, 2006 (the “Seventh Amendment” and as so amended, the “Lease”), for those certain premises (the “Premises”) containing approximately 4,990 rentable square feet (“rsf”) of office space located on the first floor in Suite 100 (“Suite 100”) of the office building known as the Metropolitan Park West Tower located at 1100 Olive Way, Seattle, Washington 98101 (the “Building”), all as more particularly described in the Lease. All terms defined in the Lease shall have the same meanings when used in this Amendment, unless a different meaning is clearly expressed herein.

1.2 Pursuant to the terms of Section 3.2 of the Sixth Amendment, Landlord and Tenant have agreed upon the Minimum Monthly Rent to be paid for Premises during the Extension Term and now desire to amend and modify the Lease to reflect such Agreement.

2. Minimum Monthly Rent. Minimum Monthly Rent to be paid for the Premises during the Extension Term shall be as follows:

Lease Months	Monthly Minimum Rent
4/1/09 – 7/31/09	$0
8/1/09 – 3/31/10	$13,722.50
4/1/10 – 3/31/11	$14,138.33
4/1/11 – 3/31/12	$14,554.17
4/1/12 – 3/31/13	$14,970.00
4/1/13 – 3/31/14	$15,385.83

3. Condition of the Premises. Tenant hereby reaffirms the provisions of Section 3.4 of the Sixth Amendment, and related obligations under the Office Lease and amendments thereto, and acknowledges that the Minimum Monthly Rent for the Extension Term set forth in Section 2 above was determined on the basis that the Premises will be accepted by Tenant on the Extension Commencement Date in its then “AS-IS” condition and state of repair and acknowledges that Landlord has no obligation to provide or pay for any improvement work, repair, restoration or refurbishment, except as otherwise expressly set forth in Section 3.4 of the Sixth Amendment. Tenant acknowledges that neither Landlord nor any employee or agent of Landlord has made any representation or warranty, except as otherwise expressly provided in the Lease as amended by this Amendment, with respect to the Premises, the Building’s parking facilities, the Building’s common areas or any related real property (collectively referred to herein as the “Project”) including, without limitation, any representation or warranty with

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respect to the suitability or fitness of the Premises or any other portion of the Project, for the conduct of Tenant’s business.

4. Brokers. Landlord and Tenant hereby represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, excepting only Urbis Partners, LLC (representing Landlord and whose commission shall be the responsibility of Landlord pursuant to a separate written agreement) and Jones Lang La Salle (representing Tenant and whose commission, if any, shall be the responsibility of Tenant) (collectively, “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party. Each party signing this document confirms receipt of the pamphlet described in RCW 18.86.030(f) entitled “The Law of Real Estate Agency” and acknowledges that written disclosure of agency has been provided to such party as required by law.

5. Miscellaneous.

5.1 Ratification. Except as specifically amended or modified herein, each and every term, covenant, and condition of the Lease as amended hereby is ratified and shall remain in full force and effect. To the extent any conflict arises between the Lease and this Amendment, this Amendment shall govern. Landlord and Tenant each certify to the other, that as of the date hereof, to the best of their actual knowledge, (i) no defenses or offsets exist to the enforcement of the Lease by either party, (ii) neither Tenant nor Landlord is in default in the performance of the Lease or any provisions contained therein, and (iii) neither Tenant nor Landlord has committed any breach of the Lease, nor has any default occurred which, with the passage of time or the giving of notice or both, would constitute a default or a breach by Tenant or Landlord under the Lease. Tenant’s actual knowledge, for the purposes of this Section 5.1, shall mean the actual knowledge, without any review of file materials or any other duty of inquiry, of James Mann, Facilities Manager. Landlord’s actual knowledge, for the purposes of this Section 5.1, shall mean the actual knowledge, without any review of file materials or any other duty of inquiry, of Lita Johnson at Wright Runstad & Company.

5.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and permitted assigns.

5.3 Governing Law. This Amendment shall be interpreted and construed in accordance with the law of the State of Washington.

5.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

5.5 Effectiveness of Agreement. In no event shall any draft of this Amendment create any obligations or liabilities, it being intended that only a fully-executed copy of this Amendment delivered by the parties will bind the parties hereto.

[Rest of page intentionally left blank; signature page follows]

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[Signature Page to Amendment to Lease between Met Park West IV, L.L.C. and Targeted Genetics Corporation]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

LANDLORD:								TENANT:

MET PARK WEST IV, L.L.C.,								TARGETED GENETICS CORPORATION,
a Delaware limited liability company								a Washington corporation

By:	Met Park West Mezz IV, L.L.C.,							By:	/s/ David J. Poston
	a Delaware limited liability company							Name:	David J. Poston
	Its Sole Member							Title:	CFO

	By:	Walton REIT Holdings IV, L.L.C.,
a Delaware limited liability company
		Its Sole Member						Date Signed: November 11, 2008

		By:	Walton REIT IV, L.L.C.,
a Delaware limited liability company
Its Managing Member

			By:	Walton Street Real Estate Fund IV, L.P.,
a Delaware limited partnership
Its Managing Member

				By:	Walton Street Managers IV, L.P.,
a Delaware limited partnership
Its General Partner

					By:	WSC Managers IV, Inc.,
a Delaware corporation
Its General Partner

						By:	/s/ James R. Odenbach
						Name:	James R. Odenbach
						Title:	VP

Date Signed: November 12, 2008

S-1

STATE OF Washington	}
} ss.
COUNTY OF King	}

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 12th day of November     , 2008, before me personally appeared James R. Odenbach, to me known to be the VP of WSC Managers IV, Inc., a Delaware corporation, that executed the within and foregoing instrument as General Partner of Walton Street Managers IV, L.P., a Delaware limited partnership, the General Partner of Walton Street Real Estate Fund IV, L.P., a Delaware limited partnership, the Managing Member of Walton REIT IV, L.L.C., a Delaware limited liability company, the Managing Member of Walton REIT Holdings IV, L.L.C., a Delaware limited liability company, the Sole Member of Met Park West Mezz IV, L.L.C., a Delaware limited liability company, the Sole Member of MET PARK WEST IV, L.L.C., a Delaware limited liability company, the company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said joint venture, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and seal hereto affixed the day and year first above written.

/s/ Kim Behr Howard
Kim Behr Howard
Type or print name

Notary Public in and for the State of Washington
Residing at Seattle
My commission expires: 06-10-09

STATE OF Washington	}
} ss.
COUNTY OF King	}

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 11th day of November     , 2008, 2008, before me personally appeared David Poston, to me known to be the CFO of Targeted Genetics Corp., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ Beverly J. Eckert
Beverly J. Eckert
Type or print name

Notary Public in and for the State of Washington Residing at Bainbridge Island
My commission expires: 03-19-09